UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2007

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-120807	11-3718650
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

10/F, Wo Kee Hong Building
585-609 Castle Peak Road
Kwai Chung, N.T. Hong Kong
(Address of Principal Executive Offices)

(852) 2514-4880
(Issuer Telephone number)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2007, China Premium Lifestyle Enterprise, Inc. (the "Company") effected a reverse stock split pursuant to which each five (5) currently outstanding shares of common stock, par value $0.001, were automatically converted into one (1) share of common stock, par value $0.005, and the total number of shares of our common stock outstanding was reduced from 122,672,214 shares to approximately 24,534,442 shares (the "Stock Split"). No change was made in the number of the Company's authorized shares. No script or fractional share certificates will be issued in connection with the Stock Split. Shareholders will receive a number of shares of new common stock rounded up to the nearest whole number in lieu of fractional interests resulting from the Stock Split.

The conversion price of the Company’s Series A Convertible Preferred Stock will be adjusted up by the one-to-five ratio from $0.04338 to $0.2169 per share, and the conversion ratio of shares of common stock issued upon conversion of the Preferred Stock will be proportionately decreased from 92.2045 shares of common stock per one (1) share of Preferred Stock to 18.4409 shares of new common stock per one (1) share of Preferred Stock.

Each stockholder's percentage ownership interest in the company and proportional voting power remains unchanged after the Stock Split except for minor changes and adjustments resulting from rounding of fractional interests. The rights and privileges of the holders of common stock are substantially unaffected by the Stock Split.

On December 7, the Company filed a Certificate of Change Pursuant to Nevada Revised Statutes §78.209 with the Nevada Secretary of State to effect the Stock Split, a form of which is attached to this Form 8-K as exhibit 3.1.

Item. 8.01. Other Events

On December 7, 2007, the Company issued a press release announcing the commencement of trading (effective December 10, 2007) of its common stock under a new trading symbol, CPLY. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Change Pursuant to Nevada Revised Statutes §78.209

99.1	Press Release, dated December 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2007

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.

By:	/s/ Joseph Tik Tung Wong
Name: Joseph Tik Tung Wong
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Change Pursuant to Nevada Revised Statutes §78.209

99.1	Press Release, dated December 7, 2007.